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Scudder Dynamic Growth Fund

Classes A, B, C and I

Semiannual Report

March 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Dynamic Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KSCAX	81114R-103
Class B	KSCBX	81114R-202
Class C	KSCCX	81114R-400

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary March 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Dynamic Growth Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	12.58%	-10.99%	-6.29%	-1.14%	4.31%
Class B	11.70%	-12.17%	-7.31%	-2.28%	3.12%(a)
Class C	12.22%	-11.66%	-6.90%	-1.88%	3.40%(a)
Russell 2500 Index+	24.54%	14.97%	12.58%	11.91%	13.07%
Russell 2500 Growth Index++	22.19%	8.05%	4.49%	7.74%	9.25%
Standard & Poor's 500 Index+++	10.97%	.21%	-2.54%	10.17%	13.25%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 3/31/02	$ 3.40	$ 2.96	$ 3.03
9/30/01	$ 3.02	$ 2.65	$ 2.70

Class A Lipper Rankings* - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	396	of	466	85
3-Year	250	of	277	90
5-Year	174	of	189	92
10-Year	45	of	48	92

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Dynamic Growth Fund - Class A -- Russell 2500 Index+ - - - Russell 2500 Growth Index++ - - - - Standard & Poor's 500 Index+++

Yearly periods ended March 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,389	$7,757	$8,902	$14,369
	Average annual total return	-16.11%	-8.12%	-2.30%	3.69%
Class B(c)	Growth of $10,000	$8,520	$7,849	$8,858	$13,596(a)
	Average annual total return	-14.80%	-7.76%	-2.40%	3.12%(a)
Class C(c)	Growth of $10,000	$8,834	$8,069	$9,096	$13,970(a)
	Average annual total return	-11.66%	-6.90%	-1.88%	3.40%(a)
Russell 2500 Index+	Growth of $10,000	$11,497	$14,268	$17,555	$34,162
	Average annual total return	14.97%	12.58%	11.91%	13.07%
Russell 2500 Growth Index++	Growth of $10,000	$10,805	$11,410	$14,519	$24,219
	Average annual total return	8.05%	4.49%	7.74%	9.25%
Standard & Poor's 500 Index+++	Growth of $10,000	$10,021	$9,257	$16,230	$34,715
	Average annual total return	.21%	-2.54%	10.17%	13.25%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
++ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
+++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, momentum is building for an economic and market recovery.

Economists have been looking to consumer spending and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The Federal Funds Rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" at least as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 3/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid-to-high single digits this year.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. A diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of March 31, 2002, and may not actually come to pass.

Portfolio Management Review

On February 1, 2002, Sewall Hodges assumed responsibility for managing Scudder Dynamic Growth Fund (formerly Scudder Small Capitalization Equity Fund). Below Mr. Hodges reviews the fund's results for the six-month period ended March 31, 2002 and discusses what steps the portfolio management team is taking to modify the fund's portfolio.

Q: How did Scudder Dynamic Growth Fund perform from September 30, 2001 to March 31, 2002?

A: Scudder Dynamic Growth Fund rose 12.58 percent (total return for Class A shares unadjusted for sales charges) for the six months ended March 31, 2002. While we were pleased to see the fund participate in a market rebound during the period, our results were less than the 17.66 percent rise of the average fund in the Lipper Mid-Cap Growth Funds category, the fund's peer group. One of the fund's benchmarks - the unmanaged Russell MidCap Growth Index - advanced 24.82 percent for the six months ended March 31. The index, which is not available for direct investment, is a group of stocks of midsize companies that fit the Frank Russell Co.'s definition of growth companies.

Scudder Dynamic Growth Fund began the 2002 fiscal year with the largest share of its portfolio in health care stocks, and a slightly greater weighting in this sector than the fund's benchmark. Although health care services stocks such as DaVita (2.3 percent of the portfolio) and Biovail (2.9 percent) performed well during the first half of the year, the fund's biotech positioning was a negative contributor to the fund's results. DaVita operates kidney dialysis treatment centers, while Biovail, the fund's largest holding throughout the latest fiscal period (2.9 percent), is a pharmaceutical firm that specializes in oral, controlled-release drug delivery devices.

Top five positive contributors to fund performance September 30, 2001 to March 31, 2002
Company	Industry	Percent of portfolio as of March 31, 2002
QLogic	Semiconductors	1.3%
Biovail	Specialty pharmaceuticals	2.9%
Pier 1 Imports	Specialty retailing	1.8%
Hispanic Broadcasting	Media	1.9%
Emulex	Semiconductors	1.2%

Source: Deutsche Investment Management Americas Inc.

Three of the fund's top performers at September 30 - Invitrogen, NPS Pharmaceuticals and CV Therapeutics - were biotech stocks that fell over the six-month period ended March 31, with nearly all of the decline occurring between January and March. Earnings disappointments, regulatory problems and an investor focus on health care services rather than biotech plagued the sector. We maintained the fund's position in NPS (2.6 percent of net assets) and reduced our weighting in Invitrogen to 0.8 percent and CV Therapeutics to 1.1 percent.

Top five negative contributors to fund performance September 30, 2001 to March 31, 2002
Company	Industry	Percent of portfolio as of March 31, 2002
Invitrogen	Biotechnology	0.8%
Cubist Pharmaceuticals	Biotechnology	Sold
Metris Companies	Financial services	1.6%
Sepracor	Biotechnology	0.5%
Convanta Energy	Utility	Sold

Source: Deutsche Investment Management Americas Inc.

Q: Information technology stocks have historically played an important role in the fund's portfolio. How did this area perform?

A: It was an exceptionally volatile period. This past autumn, many technology stocks enjoyed a remarkable recovery, and the fund participated in this event. Technology stocks grew to more than one-third of the portfolio as of December 31, and represented the largest share of the fund's portfolio (29 percent) as of March 31. The sector rallied as investors grew confident that corporations were taking steps to adapt to potential terrorism while reducing business-related travel. This boosted prospects for certain technology companies involved in teleconferencing and security.

However, with the turn of the calendar year, the market's enthusiasm for technology proved short-lived amid earnings disappointments and fresh signs of weakness at many software, networking and computer consulting firms. Between January and March, technology stocks fell sharply as corporate capital spending remained anemic and many telecom services companies faced financial distress.

As of March 31, the fund held a greater percentage of the portfolio in information technology stocks than the benchmark Russell MidCap Growth Index, and this hurt the fund's relative results. We anticipate consolidating our positions in the months ahead to concentrate on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors. In the second half of 2002, we believe demand for more powerful personal computers will be relatively strong as new applications take hold, as will demand for wireless phones once network upgrades to provide data services are completed.

A closer look at Scudder Dynamic Growth Fund and the Russell MidCap Growth Index as of March 31, 2002
	Scudder Dynamic Growth Fund	Russell MidCap Growth Index
Median market capitalization	$2.1 billion	$2.7 billion
Price-to-book value	2.97	4.25
Five-year historical earnings per share growth rate	11.85%	8.45%

Source: Deutsche Investment Management Americas Inc. Quantitative Services
Median market capitalization illustrates the size of companies within the fund's portfolio compared to that of the index. A company's price-to-book value is its stock price divided by its net assets measured in dollars per share. This ratio generally shows how expensive a company's stock is relative to the value of the business. Depending on the industry, a low price-to-book ratio may indicate that a company is undervalued.
Five-year earnings per share growth is an annualized figure for the most recently reported five-year period ended 3/31/02.

Q: Do you plan on making any major modifications to the fund's portfolio in the coming months?

A: To help improve the fund's results, we expect to significantly and gradually reduce the number of stocks in the portfolio while maintaining broad diversification across growth sectors of the economy. We began this process in the first quarter, and reduced the number of stocks from 112 as of December 31 to 95 as of March 31.

In the current market environment, we believe investors can benefit from a more concentrated, closely monitored portfolio. Now more than ever, we feel the financial results and accounting policies of rapidly growing companies need to be placed under a microscope to determine what is real, sustainable business growth and what is not. This is especially true in industries such as biotechnology and information technology, where growth can depend on the effectiveness and market acceptance of new products requiring extensive testing.

Q: Have you modified the fund's basic investment strategy?

A: No. We continue to focus on mid-cap and small-cap companies that fall within the fund's benchmark. We seek well-run companies with well-defined business plans, organizations that we believe can generate significant earnings. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies. After we analyze and project revenue and earnings growth along with the company's cash flow requirements, we will seek opportunities to buy a stock at the right price relative to its long-term earnings growth potential.

Q: How have you positioned the portfolio within other sectors since September?

A: We doubled the portfolio's weighting in the consumer discretionary sector from 4.5 percent at the start of fiscal year 2002 to 9.6 percent as of March 31. We also cut the potfolio's energy sector weighting by more than half to 3.7 percent as of March 31. Generally, we believe that consumer spending and advertising on television, radio and billboards will revive as the U.S. economy rebounds from recession. Hispanic Broadcasting (1.9 percent of the portfolio), Pier 1 Imports (1.8 percent) and Lamar Advertising (1.7 percent) became top 10 holdings during the period.

Q: What's your outlook for the remainder of fiscal year 2002?

A: By focusing on companies that stand up to rigorous financial scrutiny, we believe the portfolio is well positioned for an economic rebound as well as a rise in interest rates later this year. Even as we make changes to increase the level of discipline within our investment process, we remain committed to a growth-style investing mandate. We believe that the investment climate is gradually changing for the better and that a new cycle of growth is on the horizon.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's view is subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Asset Allocation	3/31/02	9/30/01

Common Stocks	93%	94%
Cash Equivalents	6%	2%
Convertible Bonds	-	1%
Convertible Preferred Stocks	1%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/02	9/30/01

Technology	31%	24%
Health Care	24%	38%
Consumer Discretionary	10%	5%
Financial	8%	6%
Service Industries	5%	5%
Manufacturing	5%	4%
Energy	4%	8%
Media	4%	3%
Communications	3%	1%
Other	6%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2002 (21.3% of Portfolio)
1. Biovail Corp. Producer of pharmaceuticals	2.9%
2. NPS Pharmaceuticals, Inc. Developer of small molecule drugs	2.6%
3. DaVita, Inc. Provider of dialysis services	2.3%
4. ICN Pharmaceuticals, Inc. Manufacturer of prescription and non-prescription pharmaceuticals	2.1%
5. IDEC Pharmaceuticals Corp. Researcher of therapies for the treatment of cancer and other diseases	2.1%
6. ChoicePoint, Inc. Provider of risk management and fraud prevention information and solutions	2.1%
7. Hispanic Broadcasting Corp. Operator of a Spanish language radio broadcasting company	1.9%
8. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	1.8%
9. Pier 1 Imports, Inc. Retailer of imported home furnishings	1.8%
10. Lamar Advertising Co. Owner and operator of outdoor advertising structures	1.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 93.5%
Communications 2.9%
Telephone/Communications
Entercom Communications Corp.*	90,000	4,938,300
Time Warner Telecom, Inc. "A"*	446,300	2,713,504
Triton PCS Holdings, Inc. "A"*	428,900	4,370,491
		12,022,295
Consumer Discretionary 9.6%
Apparel & Shoes 5.9%
Abercrombie & Fitch Co. "A"*	196,200	6,042,960
American Eagle Outfitters, Inc.*	181,300	4,490,801
Brown Shoe Co., Inc.	108,300	2,107,518
Foot Locker, Inc.*	258,500	4,182,530
Reebok International Ltd.*	185,400	5,011,362
Talbots, Inc.	69,100	2,446,140
		24,281,311
Department & Chain Stores 1.9%
Best Buy Co., Inc.*	39,100	3,096,720
Men's Wearhouse, Inc.*	198,400	4,632,640
		7,729,360
Home Furnishings 1.8%
Pier 1 Imports, Inc.	352,500	7,257,975
Consumer Staples 1.9%
Alcohol & Tobacco 1.0%
Constellation Brands, Inc. "A"*	71,900	3,951,624
Food & Beverage 0.9%
Performance Food Group Co.*	108,400	3,540,344
Durables 1.9%
Aerospace 0.5%
United Defense Industries, Inc.*	77,000	2,063,600
Telecommunications Equipment 1.4%
UTStarcom, Inc.*	215,800	5,660,434
Energy 3.7%
Oil & Gas Production 2.8%
Ocean Energy, Inc.	117,800	2,331,262
Patina Oil & Gas Corp.	113,800	3,586,976
Plains Resources, Inc.*	87,400	2,174,512
Talisman Energy, Inc.	81,700	3,407,371
		11,500,121
Oil/Gas Transmission 0.9%
Western Gas Resources, Inc.	96,200	3,580,564
Financial 7.2%
Banks 1.4%
Texas Regional Bancshares, Inc.	133,265	5,818,350
Consumer Finance 0.9%
Capital One Finance Corp.	54,800	3,498,980
Insurance 4.0%
Everest Re Group, Ltd.	58,500	4,056,390
HCC Insurance Holdings, Inc.	219,300	6,129,435
PMI Group, Inc.	79,700	6,038,072
		16,223,897
Other Financial Companies 0.9%
Washington Mutual, Inc.	112,695	3,733,585
Health 22.2%
Biotechnology 6.3%
CV Therapeuthics, Inc.*	119,100	4,311,420
Enzon, Inc.*	42,100	1,864,609
IDEC Pharmaceuticals Corp.*	133,200	8,564,760
Invitrogen Corp.*	95,400	3,274,128
MedImmune, Inc.*	146,500	5,761,845
Sepracor, Inc.*	108,700	2,108,780
		25,885,542
Health Industry Services 2.9%
Covance, Inc.*	128,000	2,595,840
DaVita, Inc.*	370,900	9,383,770
		11,979,610
Medical Supply & Specialty 0.9%
Guidant Corp.*	84,900	3,677,868
Pharmaceuticals 12.1%
Biovail Corp.*	235,200	11,755,296
Caremark Rx, Inc.*	378,600	7,382,700
Celgene Corp.*	199,900	4,947,525
ICN Pharmaceuticals, Inc.	275,900	8,759,825
ILEX Oncology, Inc.*	152,000	2,623,520
NPS Pharmaceuticals, Inc.*	328,326	10,713,277
Watson Pharmaceuticals, Inc.*	130,300	3,529,827
		49,711,970
Manufacturing 5.0%
Containers & Paper 2.8%
Packaging Corp. of America*	301,200	5,960,748
Pactiv Corp.*	277,400	5,553,548
		11,514,296
Industrial Specialty 2.2%
DDI Corp.*	323,500	2,759,455
Polycom, Inc.*	254,900	6,270,540
		9,029,995
Media 4.1%
Advertising 1.7%
Lamar Advertising Co.*	174,500	7,088,190
Broadcasting & Entertainment 2.4%
Hispanic Broadcasting Corp.*	273,800	7,973,056
Regent Communications, Inc.*	225,500	1,858,120
		9,831,176
Metals and Minerals 1.6%
Steel & Metals
Precision Castparts Corp.	180,600	6,395,046
Service Industries 4.2%
EDP Services 2.1%
ChoicePoint, Inc.*	148,200	8,536,320
Miscellaneous Commercial Services 2.1%
Metris Companies, Inc.	323,600	6,472,000
Plexus Corp.*	87,700	2,069,720
		8,541,720
Technology 28.8%
Computer Software 9.5%
Actuate Corp.*	411,800	2,973,196
Business Objects SA (ADR)*	139,400	6,128,024
Centillium Communications, Inc.*	381,800	4,619,780
i2 Technologies, Inc.*	420,100	2,125,706
Informatica Corp.*	421,700	3,053,108
IONA Technologies PLC (ADR)*	291,800	4,940,174
MatrixOne, Inc.*	134,600	1,200,632
Mercury Interactive Corp.*	46,200	1,739,430
NetIQ Corp.*	69,951	1,525,631
Precise Software Solutions Ltd.*	96,900	2,256,801
Rational Software Corp.*	300,100	4,750,583
Stellent, Inc.*	202,400	1,949,112
Vignette Corp.*	456,500	1,570,360
		38,832,537
Diverse Electronic Products 0.8%
McDATA Corp. "A"*	276,300	3,279,681
EDP Peripherals 3.1%
Network Appliance, Inc.*	166,900	3,401,422
Symbol Technologies, Inc.	360,400	4,050,896
Veritas Software Corp.*	120,800	5,294,664
		12,746,982
Electronic Components/Distributors 3.8%
Analog Devices, Inc.*	45,600	2,053,824
Applied Micro Circuits Corp.*	275,200	2,201,600
Broadcom Corp. "A"*	132,600	4,760,340
Flextronics International Ltd.*	152,500	2,783,125
Marvell Technology Group Ltd.*	88,200	3,863,160
		15,662,049
Precision Instruments 1.3%
Coherent, Inc.*	103,600	3,512,040
Finisar Corp.*	254,800	1,961,960
		5,474,000
Semiconductors 10.3%
Alpha Industries, Inc.*	185,800	2,833,450
Conexant Systems, Inc.*	387,200	4,665,760
Cree, Inc.*	210,900	2,874,567
Emulex Corp.*	149,800	4,932,914
Fairchild Semiconductor Corp.*	176,700	5,053,620
Maxim Integrated Products, Inc.*	37,900	2,111,409
National Semiconductor Corp.*	117,700	3,965,313
Pericom Semiconductor Corp.*	136,100	1,924,454
QLogic Corp.*	111,600	5,526,432
Vitesse Semiconductor Corp.*	384,200	3,765,160
Xilinx, Inc.*	118,700	4,731,382
		42,384,461
Utilities 0.4%
Electric Utilities
Great Plains Energy, Inc.	71,100	1,773,945
Total Common Stocks (Cost $381,002,881)		383,207,828

Convertible Preferred Stocks 0.4%
Communications 0.1%
Telephone/Communications
Convergent Networks, Inc.* (b)	345,565	573,638
Technology 0.3%
Computer Software 0.3%
FusionOne*	690,608	973,757
Planetweb, Inc. "E"* (b)	413,603	289,524
		1,263,281
Office/Plant Automation 0.0%
Cimlinc, Inc. "D"*	75,431	0
Miscellaneous 0.0%
Miscellaneous
Applianceware LP* (b)	655,977	0
Total Convertible Preferred Stocks (Cost $14,560,012)		1,836,919

Cash Equivalents 6.1%
Zurich Scudder Cash Management QP Trust, 1.93% (c) (Cost $25,178,916)	25,178,916	25,178,916
Total Investment Portfolio - 100.0% (Cost $420,741,809) (a)		410,223,663

* Non-income producing security.
(a) The cost for federal income tax purposes was $422,964,794. At March 31, 2002, net unrealized depreciation for all securities based on tax cost was $12,741,131. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $66,082,664 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $78,823,795.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at March 31, 2002 amounted to $863,162, which represents .21% of net assets. Information concerning such restricted securities at March 31, 2002 is as follows:
	Acquisition Date	Cost ($)
Convergent Networks, Inc.	9/22/2000	5,649,988
Planetweb, Inc. "E"	9/11/2000	2,250,000
Applianceware LP	7/11/2000	2,250,000

(c) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $420,741,809)	$ 410,223,663
Cash	18,926
Dividends receivable	58,569
Receivable for Fund shares sold	284,997
Total assets	410,586,155
Liabilities
Payable for investments purchased	327,430
Payable for Fund shares redeemed	1,072,693
Accrued management fee	252,479
Other accrued expenses and payables	422,075
Total liabilities	2,074,677
Net assets, at value	$ 408,511,478
Net Assets
Net assets consist of: Accumulated net investment loss	(2,210,344)
Net unrealized appreciation (depreciation) on investments	(10,518,146)
Accumulated net realized gain (loss)	(238,330,649)
Paid-in capital	659,570,617
Net assets, at value	$ 408,511,478

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($325,927,612 / 95,763,809 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.40
Maximum offering price per share (100 / 94.25 of $3.40)	$ 3.61
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($62,402,055 / 21,046,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 2.96
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($12,698,729 / 4,194,143 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.03
Class I Net Asset Value, offering and redemption price per share ($7,483,082 / 2,100,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,338)	$ 397,794
Interest	269,455
Total Income	667,249
Expenses: Management fee	1,189,608
Administrative fee	872,181
Distribution service fees	786,954
Trustees' fees and expenses	59,291
Other	11,321
Total expenses, before expense reductions	2,919,355
Expense reductions	(41,762)
Total expenses, after expense reductions	2,877,593
Net investment loss	(2,210,344)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(51,902,611)
Written options	136,023
Foreign currency related transactions	(197)
(51,766,785)
Net unrealized appreciation (depreciation) during the period on:
Investments	103,004,479
Written options	2,488,229
105,492,708
Net gain (loss) on investment transactions	53,725,923
Net increase (decrease) in net assets resulting from operations	$ 51,515,579

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income (loss)	$ (2,210,344)	$ (5,757,346)
Net realized gain (loss) on investment transactions	(51,766,785)	(169,682,309)
Net unrealized appreciation (depreciation) on investment transactions during the period	105,492,708	(409,595,550)
Net increase (decrease) in net assets resulting from operations	51,515,579	(585,035,205)
Distributions to shareholders from: Net realized gains Class A	-	(118,409,029)
Class B	-	(27,801,370)
Class C	-	(3,462,548)
Class I	-	(2,942,209)
Fund share transactions: Proceeds from shares sold	228,063,760	466,830,021
Reinvestment of distributions	-	143,632,950
Cost of shares redeemed	(276,920,375)	(515,316,668)
Net increase (decrease) in net assets from Fund share transactions	(48,856,615)	95,146,303
Increase (decrease) in net assets	2,658,964	(642,504,058)
Net assets at beginning of period	405,852,514	1,048,356,572
Net assets at end of period (including accumulated net investment loss of $2,210,344 at March 31, 2002)	$ 408,511,478	$ 405,852,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 3.02	$ 9.10	$ 6.12	$ 5.30	$ 7.98	$ 7.01
Income from investment operations: Net investment income (loss)	(.01)[b]	(.03)	(.08)[b]	(.04)[b]	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.39	(4.73)	3.42	1.27	(1.84)	1.55
Total from investment operations	.38	(4.76)	3.34	1.23	(1.87)	1.54
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Net asset value, end of period	$ 3.40	$ 3.02	$ 9.10	$ 6.12	$ 5.30	$ 7.98
Total Return (%)[c]	12.58e**	(57.42)	55.94	23.91	(25.13)	24.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326	325	821	565	512	760
Ratio of expenses before expense reductions (%)	1.16*	1.14[d]	1.34	1.01	.90	.90
Ratio of expenses after expense reductions (%)	1.14*	1.10[d]	1.33	1.01	.90	.90
Ratio of net investment income (loss) (%)	(.84)*	(.67)	(1.02)	(.64)	(.38)	(.20)
Portfolio turnover rate (%)	91*	132	156	133	86	102

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2001 before and after expense reductions were 1.11% and 1.10%, respectively.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 2.65	$ 8.29	$ 5.67	$ 4.98	$ 7.64	$ 6.81
Income from investment operations: Net investment income (loss)	(.03)[b]	(.08)	(.16)[b]	(.10)[b]	(.11)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.34	(4.24)	3.14	1.20	(1.74)	1.50
Total from investment operations	.31	(4.32)	2.98	1.10	(1.85)	1.40
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Net asset value, end of period	$ 2.96	$ 2.65	$ 8.29	$ 5.67	$ 4.98	$ 7.64
Total Return (%)[c]	11.70**	(57.94)	53.95	22.78	(26.06)	22.83
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	63	186	136	186	302
Ratio of expenses before expense reductions (%)	2.09*	2.26[d]	2.51	2.28	2.14	2.14
Ratio of expenses after expense reductions (%)	2.09*	2.25[d]	2.50	2.28	2.14	2.14
Ratio of net investment income (loss) (%)	(1.79)*	(1.82)	(2.19)	(1.91)	(1.62)	(1.44)
Portfolio turnover rate (%)	91*	132	156	133	86	102

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2001 before and after expense reductions were 2.19% and 2.19%, respectively.
* Annualized
** Not annualized

Class C

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 2.70	$ 8.39	$ 5.71	$ 5.00	$ 7.63	$ 6.80
Income from investment operations: Net investment income (loss)	(.03)[b]	(.06)	(.13)[b]	(.08)[b]	(.14)	(.09)
Net realized and unrealized gain (loss) on investment transactions	.36	(4.31)	3.17	1.20	(1.68)	1.49
Total from investment operations	.33	(4.37)	3.04	1.12	(1.82)	1.40
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Net asset value, end of period	$ 3.03	$ 2.70	$ 8.39	$ 5.71	$ 5.00	$ 7.63
Total Return (%)[c]	12.22**	(58.02)	55.38	23.10	(25.65)	22.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	11	21	10	8	11
Ratio of expenses before expense reductions (%)	1.97*	1.97[d]	2.10	1.93	2.06	1.95
Ratio of expenses after expense reductions (%)	1.97*	1.89[d]	2.10	1.93	2.06	1.95
Ratio of net investment income (loss) (%)	(1.67)*	(1.46)	(1.79)	(1.56)	(1.54)	(1.25)
Portfolio turnover rate (%)	91*	132	156	133	86	102

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2001 before and after expense reductions were 1.89% and 1.89%, respectively.
* Annualized
** Not annualized

Class I

Years Ended September 30,	2002[a]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 3.16	$ 9.38	$ 6.27	$ 5.39	$ 8.07	$ 7.05
Income from investment operations: Net investment income (loss)	(.01)[b]	(.02)	(.05)[b]	(.01)[b]	-	.01
Net realized and unrealized gain (loss) on investment transactions	.41	(4.88)	3.52	1.30	(1.87)	1.58
Total from investment operations	.40	(4.90)	3.47	1.29	(1.87)	1.59
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)	(.57)
Net asset value, end of period	$ 3.56	$ 3.16	$ 9.38	$ 6.27	$ 5.39	$ 8.07
Total Return (%)	12.66**	(57.33)	56.87	24.66	(24.82)	24.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	20	12	12	21
Ratio of expenses before expense reductions (%)	.67*	.71[c]	.97	.58	.48	.53
Ratio of expenses after expense reductions (%)	.67*	.70[c]	.96	.58	.48	.53
Ratio of net investment income (loss) (%)	(.37)*	(.27)	(.65)	(.21)	.04	.17
Portfolio turnover rate (%)	91*	132	156	133	86	102

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2001 before and after expense reductions were .70% and .69%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Dynamic Growth Fund, formerly Scudder Small Capitalization Equity Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2000 through September 30, 2001, the Fund incurred approximately $177,016,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $184,549,994 and $226,223,007, respectively.

For the six months ended March 31, 2002, transactions for written options were as follows:

	Contracts	Premium ($)
Beginning of period	2,900	861,271
Options written	3,020	280,799
Options expired	(1,880)	(136,022)
Options exercised	(4,040)	(1,006,048)
End of period	-	-

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted upward or downward by a maximum of 0.30% based upon the performance of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index.

Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement as follows:

Base fee	$ 1,806,574
Performance adjustment	(616,966)
Total fees	$ 1,189,608

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.525%, 0.425% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly. The Advisor has agreed to waive 0.015% of the Administrative Fee of Class A shares until June 25, 2002.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2002
Class A	$ 661,970	$ 31,768	$ 137,309
Class B	179,273	-	32,456
Class C	26,837	-	5,054
Class I	4,101	-	745
	$ 872,181	$ 31,768	$ 175,564

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2002
Class B	$ 256,103	$ 40,242
Class C	47,360	8,380
	$ 303,463	$ 48,622

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended March 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2002
Class A	$ 383,738	$ 99,529
Class B	85,180	22,321
Class C	14,573	40
	$ 483,491	$ 121,890

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2002 aggregated $11,223.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2002, the CDSC for Class B and C shares aggregated was $76,553 and $1,340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2002, SDI received $76,198.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $269,455 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $9,994 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	60,670,612	$ 212,877,509	90,304,341	$ 417,967,946
Class B	2,950,767	8,958,136	7,814,294	34,861,061
Class C	1,246,471	3,873,290	2,158,871	9,464,184
Class I	649,363	2,354,825	737,726	4,536,830
		$ 228,063,760		$ 466,830,021
Shares issued in reinvestment of dividends
Class A	-	$ -	23,247,539	$ 110,654,129
Class B	-	-	6,357,748	26,702,626
Class C	-	-	780,796	3,333,991
Class I	-	-	594,385	2,942,204
		$ -		$ 143,632,950
Shares redeemed
Class A	(72,393,354)	$ (253,458,631)	(96,326,651)	$ (446,282,365)
Class B	(5,688,685)	(17,396,959)	(12,823,000)	(56,476,737)
Class C	(989,670)	(3,084,555)	(1,545,507)	(6,754,889)
Class I	(832,177)	(2,980,230)	(1,133,368)	(5,802,677)
		$ (276,920,375)		$ (515,316,668)
Net increase (decrease)
Class A	(11,722,742)	$ (40,581,122)	17,225,229	$ 82,339,710
Class B	(2,737,918)	(8,438,823)	1,349,042	5,086,950
Class C	256,801	788,735	1,394,160	6,043,286
Class I	(182,814)	(625,405)	198,743	1,676,357
		$ (48,856,615)		$ 95,146,303

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Dynamic Growth Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
68,775,201	1,787,568	2,713,346

Investment Products and Services

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Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes

Notes

Performance Summary March 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Dynamic Growth Fund - Class I Shares	12.66%	-10.55%	-5.82%	-.64%	2.43%
Russell 2500 Index+	24.54%	14.97%	12.58%	11.91%	12.94%
Russell 2500 Growth Index++	22.19%	8.05%	4.49%	7.74%	8.53%
Standard & Poor's 500 Index+++	10.97%	.21%	-2.54%	10.17%	13.46%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Dynamic Growth Fund - Class I Shares -- Russell 2500 Index+ - - - Russell 2500 Growth Index++ - - - - Standard & Poor's 500 Index+++

Yearly periods ended March 31

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** Class I commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
++ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
+++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Dynamic Growth Fund prospectus and the 2001 Annual Report for Scudder Dynamic Growth Fund.

(SDGF-ISUP)